EXHIBIT 4.1

                            NASCENT WINE COMPANY, INC
                        (AKA NASCENT FOOD SERVICE, INC.)
                              A NEVADA CORPORATION

                             2008 STOCK OPTION PLAN


                      Article I. Establishment and Purpose
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         1.1 ESTABLISHMENT. Nascent Wine Company, a Nevada corporation (the "Company"), hereby establishes a stock option plan for officers, directors, employees and consultants who provide services to the Company, as described herein, which shall be known as the 2008 Stock Option Plan (the "Plan"). It is intended that certain of the options issued under the Plan to employees of the Company shall constitute "Incentive Stock Options" within the meaning of section 422A of the Internal Revenue Code ("Code"), and that other options issued under the Plan shall constitute "Nonstatutory Options" under the Code. The Board of Directors of the Company (the "Board") shall determine which options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into option agreements with recipients accordingly.

         1.2 PURPOSE. The purpose of this Plan is to enhance the Company's stockholder value and financial performance by attracting, retaining and motivating the Company's officers, directors, key employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company's success through stock ownership.

                             Article II. Definitions
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         2.1 DEFINITIONS. Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee provided for by Article IV hereof.

         (d) "Company" means Nascent Wine Company, a Nevada corporation and its successor and/or surviving corporations .

         (e) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company and shall include a Nonemployee Director, as defined below.

         (f) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 8.1 of the Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

         (g) "Employee" means any person, including an officer or director of the Company who is employed by the Company.

         (h) "Fair Market Value" means the fair market value of Stock upon which an Option is granted under this Plan.

         (i) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422A of the Code.

         (j) "Nonemployee Director" means a member of the Board who is not an employee of the Company at the time an Option is granted hereunder.

         (k) "Nonstatutory Option" means an Option granted under the Plan which is not intended to qualify as an Incentive Stock Option within the meaning of section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422A of the Code applicable to Incentive Stock Options.

         (l) "Option" means the right, granted under the Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (l. a) "Performance -Based Deferred Stock" means a right, granted under the Plan, to purchase Stock of the Company at Performance price for a specific period of time meeting certain agreed performance based criteria.

         (m) "Optionee" means an Employee or Consultant holding an Option under the Plan.

         (n) "Parent Corporation" shall have the meaning set forth in section 425(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (o) "Significant Shareholder" means an individual who, within the meaning of section 422A(b)(6) of the Code, owns securities possessing more than ten percent of the total combined voting power of all classes of securities of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning securities owned by certain relatives of the individual and certain securities owned by corporations in which the individual is a shareholder; partnerships in which the individual is a partner; and estates or trusts of which the individual is a beneficiary, all as provided in section 425(d) of the Code.

         (p) "Stock" means the $0.001 par value common stock of the Company.

         2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                   Article III. Eligibility and Participation
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         3.1 ELIGIBILITY AND PARTICIPATION. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                           Article IV. Administration
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         4.1 ADMINISTRATION. The Board shall be responsible for administering the Plan.

         The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

         The Plan shall be administered by the Board until the Board establishes a Compensation Committee of the Board (the "Committee") which will be an executive committee of the Board, consisting of not less than two (2) members of the Board, at least one of whom are not executive officers or salaried employees of the Company. The members of the Committee may be directors who are eligible to receive Options [as defined in section 2.1 paragraph L]. under the Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Company upon the exercise of Options, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of the Plan.

         The Board may from time to time remove members from or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee.

         Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or the Board.

         The Board shall have all of the enumerated powers of the Committee but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         4.2 SPECIAL PROVISIONS FOR GRANTS TO OFFICERS OR DIRECTORS. Rule 16b-3 under the Securities and Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

                      Article V. Stock Subject to the Plan
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         5.1 NUMBER. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 30,000,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 UNUSED STOCK. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board to reflect such change. The Board's determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares of Stock that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                        Article VI. Duration of the Plan
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         6.1 DURATION OF THE PLAN. The Plan shall be in effect until ten years from the effective date of the Plan. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                       Article VII. Terms of Stock Options
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         7.1 GRANT OF OPTIONS. Subject to section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any subsidiary corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation.")

         Nothing in this Article VII shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

         The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted (including an extension of the terms of such Option) and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

         7.2 NO TANDEM OPTIONS. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422A of the Code.

         7.3 OPTION AGREEMENT; TERMS AND CONDITIONS TO APPLY UNLESS OTHERWISE SPECIFIED. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the term (duration) of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

         If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

         (a) TERM. The Option shall be exercisable to purchase Stock for a period of ten years from the date of grant, as evidenced by the execution date of the Option Agreement.

         (b) EXERCISE OF OPTION. Unless an Option is terminated as provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the number of shares of Stock subject to the Option specified below, based on the terms and conditions of the option.

         The Board may specify terms and conditions at its sole discretion.

         All Option Agreements shall incorporate the provisions of the Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 OPTION PRICE. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders shall have an Option price of not less than 110 percent of the Fair Market Value of the Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

         7.5 TERM OF OPTIONS. Each Option shall expire at such time as the Board shall determine, provided, however, that no Option shall be exercisable later than ten years from the date of its grant.

         7.6 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

         7.7 PAYMENT. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash or certified funds, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an Incentive Stock Option within the meaning of the Code.

                    Article VIII. Written Notice, Issuance Of
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                   Stock Certificates, Stockholder Privileges
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         8.1 WRITTEN NOTICE. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 ISSUANCE OF STOCK CERTIFICATES. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

         8.3 PRIVILEGES OF A STOCKHOLDER. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

                Article IX. Termination of Employment or Services
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         Except as otherwise expressly specified by the Board for Nonstatutory Options, all Options granted under this Plan shall be subject to the following termination provisions:

         9.1 DEATH. If an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of Optionee's death.

         9.2 TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422A, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 TERMINATION FOR CAUSE. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                         Article X. Rights of Optionees
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         10.1 SERVICE. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         10.2 NONTRANSFERABILITY. Except as otherwise specified by the Board for Nonstatutory Options, Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                         Article XI. Optionee-Employee's
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                          Transfer or Leave of Absence
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         11.1 OPTIONEE-EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE. For Plan purposes:

         (a) A transfer of an Optionee who is an Employee within the Company, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of Incentive Stock Options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                      Article XII. Amendment, Modification
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                           and Termination of the Plan
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         12.1 AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

         (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

         (b) change the class of Employees or Consultants eligible to receive Options;

No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                Article XIII. Acquisition, Merger and Liquidation
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         13.1 ACQUISITION. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share of Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

         Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

         13.2 MERGER OR CONSOLIDATION. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

         13.3 OTHER TRANSACTIONS. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code section 425(a).

                      Article XIV. Securities Registration
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         14.1 SECURITIES REGISTRATION. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that the Optionee is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, the Optionee will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                           Article XV. Tax Withholding
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         15.1 TAX WITHHOLDING. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.

                          Article XVI. Indemnification
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         16.1 INDEMNIFICATION. To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or

                 Article XVII Performance -Based Deferred Stock
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            FORM OF PERFORMANCE-BASED DEFERRED STOCK AWARD AGREEMENT

     This AWARD AGREEMENT (the "Award Agreement") is made effective as of , between the Company, and (the "Participant").

     WHEREAS, the Company desires to grant an award (the "Award") of performance-based deferred stock pursuant to the Plan and the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

         1. GRANT OF AWARD. The Company hereby grants to Participant an Award consisting of shares of Common Stock of the Company ("Stock"). The Award granted under this Award Agreement is intended to qualify under Sections 7(c) and (g) of the Plan. The grant of this Award is subject to the Participant's execution and return of this Award Agreement to the Company.

         2. NATURE OF AWARD. The Company agrees to issue the number of shares of Stock provided in Section 1 to Participant (or, in the event of Participant's death, to Participant's beneficiary designated prior to death in a manner acceptable to the Company, or, if no such beneficiary has been so designated, to Participant's estate) (such designated beneficiary or the estate, as the case may be, being herein referred to as Participant's "Beneficiary") at the times and upon achievement of the conditions specified in Section 4, subject to the terms and conditions of the Plan and the Award Agreement. The Award is unfunded and unsecured, and Participant's rights to any Stock hereunder shall be no greater than those of an unsecured general creditor of the Company. The Award may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except for disposition at death as provided above. The Award does not entitle Participant to any rights as a shareholder with respect to any shares of Stock subject to the Award, unless and until such shares of Stock have been issued to Participant. The Award is intended to constitute an arrangement that qualifies as a "short term deferral" exempt from the requirements of Section 409A of the Code, and shall be construed accordingly. The Award is intended to constitute "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and regulations thereunder.

         3. INCORPORATION OF PLAN. The Award is subject to the terms and conditions of the Plan, as from time to time amended, the provisions of which are incorporated by reference in this Award Agreement. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms or provisions of the Plan shall govern and prevail.

         4. PERFORMANCE VESTING CRITERIA.

         (a) Participant shall be entitled to have issued to Participant the number of shares of Stock subject to the Award upon the satisfaction of the performance condition(s) at the times or within the time frames (the "Performance Period(s)") set forth in Appendix A or in connection with a Change in Control as provided in Section 5. None of the foregoing performance conditions shall be deemed to have been satisfied unless the Committee shall have so certified in accordance with Section 162(m) of the Code.

         (b) If a performance condition required for the vesting of any portion of the Award is not satisfied by the end of the last Performance Period in Appendix A for achieving such performance conditions, such portion of the Award shall thereupon be immediately forfeited.

         (c) At the end of each Performance Period, or at such earlier time selected by the Committee, the Committee shall determine whether and to what extent the performance condition(s) have been met. Such results shall be certified in writing by the Committee prior to any Stock being issued hereunder. Except as provided in Section 5, in no event shall the Participant be deemed to be vested in any Award prior to the achievement of the performance conditions and certification of the Committee as provided above.

         5. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, Participant shall immediately and automatically be entitled to have issued to Participant any shares of Stock to which Participant has not yet become entitled pursuant to Section 4 and which prior to the Change in Control had not been forfeited (whether or not the performance condition(s) specified under Section 4 above has/have been satisfied).

         6. ISSUANCE OF STOCK. As soon as practicable after Participant's right to have issued to Participant any share of Stock subject to the Award has vested under Section 4 or Section 5 above, but in no event later than the 15th day of the 3rd month following the close of the calendar year in which such vesting occurs or, if later, the close of the fiscal year of the Company in which such vesting occurs, the Company shall issue to Participant (or, if Participant has died, to Participant's Beneficiary) such shares of Stock evidenced either by a stock certificate or by such other evidence of record ownership as the Company deems appropriate. Notwithstanding the foregoing, if Participant's right to any shares of Stock subject to the Award vests in connection with a Change in Control, or has previously vested but such shares of Stock has not yet been issued prior to the Change in Control, the Company in its discretion, to the extent consistent with Section 409A of the Code and subject to such conditions as the Company may prescribe (including, where vesting has not yet occurred, a condition that the Stock be relinquished if the Change in Control does not occur), may issue such shares of Stock to Participant sufficiently in advance of the Change in Control to permit Participant to participate in the Change in Control as a shareholder with respect to such shares of Stock.

         7. TERMINATION OF EMPLOYMENT.

         a. If Participant's employment with the Company or any of its subsidiaries terminates during the Performance Period by reason of death or disability, Participant will continue to be eligible to receive payment of the Award, if any, that would otherwise be payable pursuant to paragraph 6, but any such amount shall be pro rated for the portion of the Performance Period that elapsed prior to this termination of employment.

         b. If Participant's employment with the Company terminates during the Performance Period other than by reason of death or disability, or a Change in Control, the Award shall terminate and Participant shall immediately and automatically forfeit all rights to the Award, including to the receipt of any shares of Stock under the Award.

         8. NO RIGHTS OF A STOCKHOLDER OR TO CONTINUED EMPLOYMENT. The Participant shall have no rights as a stockholder of the Company with respect to the Stock underlying an Award unless and until certificates evidencing such Stock shall have been issued by the Company to the Participant. Until such time, the Participant shall not be entitled to dividends or distributions in respect of any shares of Stock subject to an Award or to vote such Stock on any matter submitted to the shareholders of the Company. This Agreement shall not confer upon the Participant any right to continued employment by the Company.

         9. ADJUSTMENTS. The Award and the shares of Stock subject to the Award are subject to adjustment as provided in the Plan.

         10. WITHHOLDING. Participant or Beneficiary shall, no later than the date on which any share of Stock is issued to Participant or Beneficiary and as a condition to such transfer, pay to the Company in cash, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. If any taxes are required to be withheld prior to such issue of such share of Stock (for example, upon the vesting of the right to receive such share), the Company may require Participant or Beneficiary to pay such taxes timely in cash by separate payment, may withhold the required taxes from other amounts payable to Participant or Beneficiary, or may agree with Participant or Beneficiary on other arrangements for the payment of such taxes, all as the Company determines in its discretion.

         11. SECTION 83(b) NOT APPLICABLE. Because the Award does not give to Participant a present ownership right in any Stock, but only a conditional right to acquire shares of Stock in the future, Participant shall not be entitled to make a so-called "83(b) election" with respect to the shares of Stock subject to the Award.

         12. ENTIRE AGREEMENT. This Award Agreement and the Plan constitute the entire understanding between the Participant and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. The Participant agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee of the Company with respect to any question that may arise under the Plan and this Agreement.

         13. NOTICE. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail. Any notice given by the Company to the Participant directed to him at his address on file with the Company shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise or notify the Participant of the existence, maturity or termination of any rights hereunder and the Participant shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Participant's rights or privileges hereunder.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

                        Article XVII. Requirements of Law
                        ---------------------------------

         17.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Nevada

                      Article XVIII. Effective Date of Plan
                      -------------------------------------

         18.1 EFFECTIVE DATE. The Plan shall be effective on June 1, 2008 and required subsequent ratification of the of the Stockholders.

                        Article XIX. Compliance With Code
                        ---------------------------------

         19.1 COMPLIANCE WITH CODE. Incentive Stock Options granted hereunder are intended to qualify as Incentive Stock Options under Code section 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as Incentive Stock Options under the Code.

         19.2

                  Article XX. No Obligation to Exercise Option
                  --------------------------------------------

         20.1 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

         Dated at __________ , effective as of ____________________ .

                                                Nascent Wine Company, Inc.
                                                a Nevada corporation

                                                By:
                                                     Chief Executive Officer,

                              NASCENT WINE COMPANY
                              A NEVADA CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE 2008 STOCK OPTION PLAN


Between:

         _______________, a _______________ corporation (the "Company"), and
_______________________________________________________ (the "Employee"), dated
____________________.

         The Company hereby grants to the Employee an option (the "Option") to purchase __________ shares of the Company's $__________ par value common stock ("Stock") under the _______________ 2008 Stock Option Plan (the "Plan") upon the following terms and conditions:

         1. PURCHASE PRICE. The purchase price of the Stock shall be $__________ per share, which is not less than the fair market value of the Stock on the date of this Agreement.

         2. INCENTIVE STOCK OPTION. The Option shall be an Incentive Stock Option, as defined in the Plan.

         3. PERIOD OF EXERCISE. The Option will expire ten years from the date of this Agreement. The Option may be exercised only while the Employee is actively employed by the Company and as provided in Section 6, dealing with termination of employment.

         The Option may be exercised for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Employee's number of years of continuous employment with the Company from the date hereof. In applying the following limitations, the amount of shares, if any, previously purchased by Employee shall be counted in determining the amount of shares the Employee can purchase at any time in accordance with said limitations. The Employee may exercise the Option in the following amounts and in accordance with the conditions set forth in paragraph 7.3 of the Plan:

         Where the Employee holds (whether under this Option alone or under this Option in conjunction with other incentive stock options) incentive stock options upon shares of the Company's common stock having an aggregate fair market value (determined at the time of grant of each option) exceeding $100,000, the $100,000 Limitation set forth in Section 4 below may impose additional limitations upon the exercisability of this Option and any other incentive stock options granted to the Employee. Such limitations are in addition to, and not in lieu of, the limitations set forth in this Section 3.

         5. TRANSFERABILITY. This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by him or her.

         6. TERMINATION OF EMPLOYMENT. In the event that employment of the Employee with the Company is terminated, the Option may be exercised (to the extent exercisable at the date of his termination) by the Employee within three months after the date of termination; provided, however, that:

         (a) If the Employee's employment is terminated because he is disabled within the meaning of Internal Revenue Code section 422A, the Employee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of his termination).

         (b) If the Employee dies, the Option may be exercised (to the extent exercisable by the Employee at the date of his death) by his legal representative or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Employee, but the Option must be exercised within one year after the date of the Employee's death.

         (c) If the Employee's employment is terminated for cause, this Option shall terminate immediately.

         (d) In no event (including death of the Employee) may this Option be exercised more than ten years from the date hereof.

         7. NO GUARANTEE OF EMPLOYMENT. This Agreement shall in no way restrict the right of the Company to terminate Employee's employment at any time.

         8. INVESTMENT REPRESENTATION; LEGEND. The Employee (and any other purchaser under paragraphs 6(a) or 6(b) hereof) represents and agrees that all shares of Stock purchased by him under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale. The Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company's transfer agent with respect to the Stock.

         9. METHOD OF EXERCISE. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Stock to be issued, and in the event of an exercise under the terms of paragraphs 6(a) or 6(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Employee (or other purchaser under paragraph 6 hereof) as soon as practicable after receipt of the notice.

         10. WITHHOLDING. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Employee, or may require Employee to remit to the Company an amount equal to such appropriate amounts.

         11. INCORPORATION OF PLAN. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

                                             _________________
                                             a _______________ corporation



                                             By:
                                                 -------------------------------
                                             ____________________, President

ACCEPTED:


______________________________

____________________, Employee

                                 ---------------
                          A _______________ CORPORATION

                      NON-STATUTORY STOCK OPTION AGREEMENT
                        UNDER THE 2008 STOCK OPTION PLAN


Between:

         _______________, a _______________ corporation (the "Company"), and
_________________ (the "Consultant") dated _________________.

         The Company hereby grants to the Consultant an option (the "Option") to purchase __________ shares of the Company's common stock under the _______________ 2008 Stock Option Plan (the "Plan") upon the following terms and conditions:

         1. PURCHASE PRICE. The purchase price of the Stock shall be $__________ per share, which is not less than the fair market value of the Stock on the date of this Agreement.

         2. NON-STATUTORY OPTION. The Option shall be a Non-Statutory Option, as defined in the Plan.

         3. PERIOD OF EXERCISE. The Option will expire ten years from the date of this Agreement. The Option may be exercised only while the Consultant is actively providing consulting services to the Company and as provided in Section 6, dealing with termination of services.

         4. The Option may be exercised for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Consultant's number of years of continuous services with the Company from the date hereof. In applying the following limitations, the amount of shares, if any, previously purchased by Consultant shall be counted in determining the amount of shares the Consultant can purchase at any time in accordance with said limitations. The Consultant may exercise the Option in the following amounts and in accordance with the conditions set forth in paragraph 7.3 of the Plan:

         In the event the Consultant's services with the Company are terminated due to Consultant's disability or death as described in paragraphs 6(a) and 6(b), the foregoing vesting schedule shall be accelerated and the Option shall upon such disability or death become exercisable in whole or in part, but it shall not be exercisable after the expiration of four (4) years from the date hereof. This Option may not be exercised for less than fifty shares at any time unless the number of shares purchased is the total number purchasable at the time under the Option.

         5. TRANSFERABILITY. This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Consultant only by him.

         6. TERMINATION OF SERVICES. In the event of a termination in the providing of consulting services by Consultant, including serving as a Non-employee Director as defined in the Plan, to the Company, the Option may be exercised (to the extent exercisable at the date of his termination) by the Consultant within three months after the date of such termination; provided, however, that:

         (a) If the Consultant's consulting relationship is terminated because he is disabled within the meaning of Internal Revenue Code section 422A, the Consultant shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of his termination).

         (b) If the Consultant dies, the Option may be exercised (to the extent exercisable by the Consultant at the date of his death) by his legal representative or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Consultant, but the Option must be exercised within one year after the date of the Consultant's death.

         (c) If the Consultant's consulting relationship is terminated for cause, this Option shall terminate immediately.

         (d) In no event (including death of the Consultant) may this Option be exercised more than ten years from the date hereof.

         7 NO GUARANTEE OF SERVICES. This Agreement shall in no way restrict the right of the Company or any Subsidiary Corporation to terminate Consultant's consulting relationship at any time.

         8 INVESTMENT REPRESENTATION; LEGEND. The Consultant (and any other purchaser under paragraphs 6(a) or 6(b) hereof) represents and agrees that all shares of Stock purchased by him under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale. The Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company's transfer agent with respect to the Stock.

         9 METHOD OF EXERCISE. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Stock to be issued, and in the event of an exercise under the terms of paragraphs 6(a) or 6(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Consultant (or other purchaser under paragraph 6 hereof) as soon as practicable after receipt of the notice.

         10 INCORPORATION OF PLAN. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

                                             _________________
                                             a _______________ corporation



                                             By:
                                                 -------------------------------
                                             ____________________, President

ACCEPTED:


____________________, Consultant

                                     FORM OF
                           NASCENT WINE COMPANY, INC.
                PERFORMANCE-BASED DEFERRED STOCK AWARD AGREEMENT
                         UNDER THE AMENDED AND RESTATED
                          2008 LONG-TERM INCENTIVE PLAN


         This AWARD AGREEMENT (the "Award Agreement") is made effective as of , between Nascent Wine Company , Inc., a Nevada corporation (the "Company"), and (the "Participant"). Capitalized terms not otherwise defined herein shall have the same meanings as in the Long-Term Incentive Plan (the "Plan").

         WHEREAS, the Company desires to grant an award (the "Award") of performance-based deferred stock pursuant to the Plan and the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

         1. GRANT OF AWARD. The Company hereby grants to Participant an Award consisting of ______________________ shares of Common Stock of the Company ("Stock"). The Award granted under this Award Agreement is intended to qualify under Sections 7(c) and (g) of the Plan. The grant of this Award is subject to the Participant's execution and return of this Award Agreement to the Company.

         2. NATURE OF AWARD. The Company agrees to issue the number of shares of Stock provided in Section 1 to Participant (or, in the event of Participant's death, to Participant's beneficiary designated prior to death in a manner acceptable to the Company, or, if no such beneficiary has been so designated, to Participant's estate) (such designated beneficiary or the estate, as the case may be, being herein referred to as Participant's "Beneficiary") at the times and upon achievement of the conditions specified in Section 4, subject to the terms and conditions of the Plan and the Award Agreement. The Award is unfunded and unsecured, and Participant's rights to any Stock hereunder shall be no greater than those of an unsecured general creditor of the Company. The Award may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except for disposition at death as provided above. The Award does not entitle Participant to any rights as a shareholder with respect to any shares of Stock subject to the Award, unless and until such shares of Stock have been issued to Participant. The Award is intended to constitute an arrangement that qualifies as a "short term deferral" exempt from the requirements of Section 409A of the Code, and shall be construed accordingly. The Award is intended to constitute "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and regulations thereunder.

         3. INCORPORATION OF PLAN. The Award is subject to the terms and conditions of the Plan, as from time to time amended, the provisions of which are incorporated by reference in this Award Agreement. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms or provisions of the Plan shall govern and prevail.

         4. PERFORMANCE VESTING CRITERIA.

         (a) Participant shall be entitled to have issued to Participant the number of shares of Stock subject to the Award upon the satisfaction of the performance condition(s) at the times or within the time frames (the "Performance Period(s)") set forth in Appendix A or in connection with a Change in Control as provided in Section 5. None of the foregoing performance conditions shall be deemed to have been satisfied unless the Committee shall have so certified in accordance with Section 162(m) of the Code.

         (b) If a performance condition required for the vesting of any portion of the Award is not satisfied by the end of the last Performance Period in Appendix A for achieving such performance conditions, such portion of the Award shall thereupon be immediately forfeited.

         (c) At the end of each Performance Period, or at such earlier time selected by the Committee, the Committee shall determine whether and to what extent the performance condition(s) have been met. Such results shall be certified in writing by the Committee prior to any Stock being issued hereunder. Except as provided in Section 5, in no event shall the Participant be deemed to be vested in any Award prior to the achievement of the performance conditions and certification of the Committee as provided above.

         5. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, Participant shall immediately and automatically be entitled to have issued to Participant any shares of Stock to which Participant has not yet become entitled pursuant to Section 4 and which prior to the Change in Control had not been forfeited (whether or not the performance condition(s) specified under Section 4 above has/have been satisfied).

         6. ISSUANCE OF STOCK. As soon as practicable after Participant's right to have issued to Participant any share of Stock subject to the Award has vested under Section 4 or Section 5 above, but in no event later than the 15th day of the 3rd month following the close of the calendar year in which such vesting occurs or, if later, the close of the fiscal year of the Company in which such vesting occurs, the Company shall issue to Participant (or, if Participant has died, to Participant's Beneficiary) such shares of Stock evidenced either by a stock certificate or by such other evidence of record ownership as the Company deems appropriate. Notwithstanding the foregoing, if Participant's right to any shares of Stock subject to the Award vests in connection with a Change in Control, or has previously vested but such shares of Stock has not yet been issued prior to the Change in Control, the Company in its discretion, to the extent consistent with Section 409A of the Code and subject to such conditions as the Company may prescribe (including, where vesting has not yet occurred, a condition that the Stock be relinquished if the Change in Control does not occur), may issue such shares of Stock to Participant sufficiently in advance of the Change in Control to permit Participant to participate in the Change in Control as a shareholder with respect to such shares of Stock.

         7. TERMINATION OF EMPLOYMENT.

         a. If Participant's employment with the Company or any of its subsidiaries terminates during the Performance Period by reason of death or disability, Participant will continue to be eligible to receive payment of the Award, if any, that would otherwise be payable pursuant to paragraph 6, but any such amount shall be pro rated for the portion of the Performance Period that elapsed prior to this termination of employment.

         b. If Participant's employment with the Company terminates during the Performance Period other than by reason of death or disability, or a Change in Control, the Award shall terminate and Participant shall immediately and automatically forfeit all rights to the Award, including to the receipt of any shares of Stock under the Award.

         8. NO RIGHTS OF A STOCKHOLDER OR TO CONTINUED EMPLOYMENT. The Participant shall have no rights as a stockholder of the Company with respect to the Stock underlying an Award unless and until certificates evidencing such Stock shall have been issued by the Company to the Participant. Until such time, the Participant shall not be entitled to dividends or distributions in respect of any shares of Stock subject to an Award or to vote such Stock on any matter submitted to the shareholders of the Company. This Agreement shall not confer upon the Participant any right to continued employment by the Company.

         9. ADJUSTMENTS. The Award and the shares of Stock subject to the Award are subject to adjustment as provided in Section 4(c) of the Plan.

         10. WITHHOLDING. Participant or Beneficiary shall, no later than the date on which any share of Stock is issued to Participant or Beneficiary and as a condition to such transfer, pay to the Company in cash, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. If any taxes are required to be withheld prior to such issue of such share of Stock (for example, upon the vesting of the right to receive such share), the Company may require Participant or Beneficiary to pay such taxes timely in cash by separate payment, may withhold the required taxes from other amounts payable to Participant or Beneficiary, or may agree with Participant or Beneficiary on other arrangements for the payment of such taxes, all as the Company determines in its discretion.

         11. SECTION 83(b) NOT APPLICABLE. Because the Award does not give to Participant a present ownership right in any Stock, but only a conditional right to acquire shares of Stock in the future, Participant shall not be entitled to make a so-called "83(b) election" with respect to the shares of Stock subject to the Award.

         12. ENTIRE AGREEMENT. This Award Agreement, Appendix A attached hereto, and the Plan constitute the entire understanding between the Participant and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. The Participant agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee of the Company with respect to any question that may arise under the Plan and this Agreement.

         13. NOTICE. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail. Any notice given by the Company to the Participant directed to him at his address on file with the Company shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise or notify the Participant of the existence, maturity or termination of any rights hereunder and the Participant shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Participant's rights or privileges hereunder.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.


                                     Nascent Wine Company , INC.

                                     BY:
                                            ------------------------------------


                                     PARTICIPANT:
                                                  ------------------------------



                                     -------------------------------------------

                                     SIGNATURE


                                     -------------------------------------------

                                     STREET ADDRESS


                                     -------------------------------------------

                                     CITY, STATE, ZIP CODE

                                     FORM OF
                          PHOENIX FOOTWEAR GROUP, INC.
                     NON-EMPLOYEE DIRECTOR PERFORMANCE-BASED
                         DEFERRED STOCK AWARD AGREEMENT
                         UNDER THE AMENDED AND RESTATED
                          2001 LONG-TERM INCENTIVE PLAN

         This AWARD AGREEMENT (the "Award Agreement") is made effective as of , 200___, between Phoenix Footwear Group, Inc., a Delaware corporation (the "Company"), and (the "Participant"). Capitalized terms not otherwise defined herein shall have the same meanings as in the Amended and Restated 2001 Long-Term Incentive Plan (the "Plan").

         WHEREAS, the Company desires to grant an award (the "Award") of performance-based deferred stock pursuant to the Plan and the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

         1. GRANT OF AWARD. The Company hereby grants to Participant an Award consisting of ___ shares of Common Stock of the Company ("Stock"). The Award granted under this Award Agreement is intended to qualify under Sections 7(c) and (g) of the Plan. The grant of this Award is subject to the Participant's execution and return of this Award Agreement to the Company.

         2. NATURE OF AWARD. The Company agrees to issue the number of shares of Stock provided in Section 1 to Participant (or, in the event of Participant's death, to Participant's beneficiary designated prior to death in a manner acceptable to the Company, or, if no such beneficiary has been so designated, to Participant's estate) (such designated beneficiary or the estate, as the case may be, being herein referred to as Participant's "Beneficiary") at the times and upon achievement of the conditions specified in Section 4, subject to the terms and conditions of the Plan and the Award Agreement. The Award is unfunded and unsecured, and Participant's rights to any Stock hereunder shall be no greater than those of an unsecured general creditor of the Company. The Award may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except for disposition at death as provided above. The Award does not entitle Participant to any rights as a shareholder with respect to any shares of Stock subject to the Award, unless and until such shares of Stock have been issued to Participant. The Award is intended to constitute an arrangement that qualifies as a "short term deferral" exempt from the requirements of Section 409A of the Code, and shall be construed accordingly. The Award is not intended to constitute "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and regulations thereunder.

         3. INCORPORATION OF PLAN. The Award is subject to the terms and conditions of the Plan, as from time to time amended, the provisions of which are incorporated by reference in this Award Agreement. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms or provisions of the Plan shall govern and prevail.

         4. PERFORMANCE VESTING CRITERIA.

              (a) Participant shall be entitled to have issued to Participant the number of shares of Stock subject to the Award upon the satisfaction of the performance condition(s) at the times or within the time frames (the "Performance Period(s)") set forth in Appendix A or in connection with a Change in Control as provided in Section 5.

              (b) If a performance condition required for the vesting of any portion of the Award is not satisfied by the end of the last Performance Period in Appendix A for achieving such performance conditions, such portion of the Award shall thereupon be immediately forfeited.

              (c) At the end of each Performance Period, or at such earlier time selected by the Committee, the Committee shall determine whether and to what extent the performance condition(s) have been met. Such results shall be certified in writing by the Committee prior to any Stock being issued hereunder. Except as provided in Section 5, in no event shall the Participant be deemed to be vested in any Award prior to the achievement of the performance conditions and certification of the Committee as provided above.

         5. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, Participant shall immediately and automatically be entitled to have issued to Participant any shares of Stock to which Participant has not yet become entitled pursuant to Section 4 and which prior to the Change in Control had not been forfeited (whether or not the performance condition(s) specified under Section 4 above has/have been satisfied).

         6. ISSUANCE OF STOCK. As soon as practicable after Participant's right to have issued to Participant any share of Stock subject to the Award has vested under Section 4 or Section 5 above, but in no event later than the 15th day of the 3rd month following the close of the calendar year in which such vesting occurs or, if later, the close of the fiscal year of the Company in which such vesting occurs, the Company shall issue to Participant (or, if Participant has died, to Participant's Beneficiary) such shares of Stock evidenced either by a stock certificate or by such other evidence of record ownership as the Company deems appropriate. Notwithstanding the foregoing, if Participant's right to any shares of Stock subject to the Award vests in connection with a Change in Control, or has previously vested but such shares of Stock has not yet been issued prior to the Change in Control, the Company in its discretion, to the extent consistent with Section 409A of the Code and subject to such conditions as the Company may prescribe (including, where vesting has not yet occurred, a condition that the Stock be relinquished if the Change in Control does not occur), may issue such shares of Stock to Participant sufficiently in advance of the Change in Control to permit Participant to participate in the Change in Control as a shareholder with respect to such shares of Stock.

         7. TERMINATION OF SERVICE.

              a. If Participant's directorship with the Company or any of its subsidiaries terminates during the Performance Period by reason of death or disability, Participant will continue to be eligible to receive payment of the Award, if any, that would otherwise be payable pursuant to paragraph 6, but any such amount shall be pro rated for the portion of the Performance Period that elapsed prior to this termination of the directorship.

              b. If Participant's directorship with the Company terminates during the Performance Period other than by reason of death or disability, or a Change in Control, the Award shall terminate and Participant shall immediately and automatically forfeit all rights to the Award, including to the receipt of any shares of Stock under the Award.

         8. NO RIGHTS OF A STOCKHOLDER OR TO CONTINUED BOARD MEMBERSHIP. The Participant shall have no rights as a stockholder of the Company with respect to the Stock underlying an Award unless and until certificates evidencing such Stock shall have been issued by the Company to the Participant. Until such time, the Participant shall not be entitled to dividends or distributions in respect of any shares of Stock subject to an Award or to vote such Stock on any matter submitted to the shareholders of the Company. This Agreement shall not confer upon the Participant any right to continued membership on the Company's Board of Directors.

         9. ADJUSTMENTS. The Award and the shares of Stock subject to the Award are subject to adjustment as provided in Section 4(c) of the Plan.

         10. WITHHOLDING. Participant or Beneficiary shall, no later than the date on which any share of Stock is issued to Participant or Beneficiary and as a condition to such transfer, pay to the Company in cash, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. If any taxes are required to be withheld prior to such issue of such share of Stock (for example, upon the vesting of the right to receive such share), the Company may require Participant or Beneficiary to pay such taxes timely in cash by separate payment, may withhold the required taxes from other amounts payable to Participant or Beneficiary, or may agree with Participant or Beneficiary on other arrangements for the payment of such taxes, all as the Company determines in its discretion.

         11. SECTION 83(b) NOT APPLICABLE. Because the Award does not give to Participant a present ownership right in any Stock, but only a conditional right to acquire shares of Stock in the future, Participant shall not be entitled to make a so-called "83(b) election" with respect to the shares of Stock subject to the Award.

         12. ENTIRE AGREEMENT. This Award Agreement, Appendix A attached hereto, and the Plan constitute the entire understanding between the Participant and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. The Participant agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee of the Company with respect to any question that may arise under the Plan and this Agreement. -

         13. NOTICE. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail. Any notice given by the Company to the Participant directed to him at his address on file with the Company shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise or notify the Participant of the existence, maturity or termination of any rights hereunder and the Participant shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Participant's rights or privileges hereunder.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.


                                       PHOENIX FOOTWEAR GROUP, INC.

                                       BY:
                                              ----------------------------------


                                       PARTICIPANT:
                                                    ----------------------------



                                       -----------------------------------------

                                       SIGNATURE


                                       -----------------------------------------

                                       STREET ADDRESS


                                       -----------------------------------------

                                       CITY, STATE, ZIP CODE

                                     FORM OF
                           NASCENT WINE COMPANY, INC.
                     NON-EMPLOYEE DIRECTOR PERFORMANCE-BASED
                         DEFERRED STOCK AWARD AGREEMENT
                          2008 LONG-TERM INCENTIVE PLAN

         This AWARD AGREEMENT (the "Award Agreement") is made effective as of , 200___, between a Nevada , Inc., corporation (the "Company"), and (the "Participant"). Capitalized terms not otherwise defined herein shall have the same meanings as in the 2008 Long-Term Incentive Plan (the "Plan").

         WHEREAS, the Company desires to grant an award (the "Award") of performance-based deferred stock pursuant to the Plan and the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

         1. GRANT OF AWARD. The Company hereby grants to Participant an Award consisting of ___ shares of Common Stock of the Company ("Stock"). The Award granted under this Award Agreement is intended to qualify under Sections 7(c) and (g) of the Plan. The grant of this Award is subject to the Participant's execution and return of this Award Agreement to the Company.

         2. NATURE OF AWARD. The Company agrees to issue the number of shares of Stock provided in Section 1 to Participant (or, in the event of Participant's death, to Participant's beneficiary designated prior to death in a manner acceptable to the Company, or, if no such beneficiary has been so designated, to Participant's estate) (such designated beneficiary or the estate, as the case may be, being herein referred to as Participant's "Beneficiary") at the times and upon achievement of the conditions specified in Section 4, subject to the terms and conditions of the Plan and the Award Agreement. The Award is unfunded and unsecured, and Participant's rights to any Stock hereunder shall be no greater than those of an unsecured general creditor of the Company. The Award may not be assigned, transferred, pledged, hypothecated or otherwise disposed of, except for disposition at death as provided above. The Award does not entitle Participant to any rights as a shareholder with respect to any shares of Stock subject to the Award, unless and until such shares of Stock have been issued to Participant. The Award is intended to constitute an arrangement that qualifies as a "short term deferral" exempt from the requirements of Section 409A of the Code, and shall be construed accordingly. The Award is not intended to constitute "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and regulations thereunder.

         3. INCORPORATION OF PLAN. The Award is subject to the terms and conditions of the Plan, as from time to time amended, the provisions of which are incorporated by reference in this Award Agreement. The Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms or provisions of the Plan shall govern and prevail.

         4. PERFORMANCE VESTING CRITERIA.

              (a) Participant shall be entitled to have issued to Participant the number of shares of Stock subject to the Award upon the satisfaction of the performance condition(s) at the times or within the time frames (the "Performance Period(s)") set forth in Appendix A or in connection with a Change in Control as provided in Section 5.

              (b) If a performance condition required for the vesting of any portion of the Award is not satisfied by the end of the last Performance Period in Appendix A for achieving such performance conditions, such portion of the Award shall thereupon be immediately forfeited.

              (c) At the end of each Performance Period, or at such earlier time selected by the Committee, the Committee shall determine whether and to what extent the performance condition(s) have been met. Such results shall be certified in writing by the Committee prior to any Stock being issued hereunder. Except as provided in Section 5, in no event shall the Participant be deemed to be vested in any Award prior to the achievement of the performance conditions and certification of the Committee as provided above.

         5. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, Participant shall immediately and automatically be entitled to have issued to Participant any shares of Stock to which Participant has not yet become entitled pursuant to Section 4 and which prior to the Change in Control had not been forfeited (whether or not the performance condition(s) specified under Section 4 above has/have been satisfied).

         6. ISSUANCE OF STOCK. As soon as practicable after Participant's right to have issued to Participant any share of Stock subject to the Award has vested under Section 4 or Section 5 above, but in no event later than the 15th day of the 3rd month following the close of the calendar year in which such vesting occurs or, if later, the close of the fiscal year of the Company in which such vesting occurs, the Company shall issue to Participant (or, if Participant has died, to Participant's Beneficiary) such shares of Stock evidenced either by a stock certificate or by such other evidence of record ownership as the Company deems appropriate. Notwithstanding the foregoing, if Participant's right to any shares of Stock subject to the Award vests in connection with a Change in Control, or has previously vested but such shares of Stock has not yet been issued prior to the Change in Control, the Company in its discretion, to the extent consistent with Section 409A of the Code and subject to such conditions as the Company may prescribe (including, where vesting has not yet occurred, a condition that the Stock be relinquished if the Change in Control does not occur), may issue such shares of Stock to Participant sufficiently in advance of the Change in Control to permit Participant to participate in the Change in Control as a shareholder with respect to such shares of Stock.

         7. TERMINATION OF SERVICE.

              a. If Participant's directorship with the Company or any of its subsidiaries terminates during the Performance Period by reason of death or disability, Participant will continue to be eligible to receive payment of the Award, if any, that would otherwise be payable pursuant to paragraph 6, but any such amount shall be pro rated for the portion of the Performance Period that elapsed prior to this termination of the directorship.

              b.

              c. If Participant's directorship with the Company terminates during the Performance Period other than by reason of death or disability, or a Change in Control, the Award shall terminate and Participant shall immediately and automatically forfeit all rights to the Award, including to the receipt of any shares of Stock under the Award.

              d.

         8. NO RIGHTS OF A STOCKHOLDER OR TO CONTINUED BOARD MEMBERSHIP. The Participant shall have no rights as a stockholder of the Company with respect to the Stock underlying an Award unless and until certificates evidencing such Stock shall have been issued by the Company to the Participant. Until such time, the Participant shall not be entitled to dividends or distributions in respect of any shares of Stock subject to an Award or to vote such Stock on any matter submitted to the shareholders of the Company. This Agreement shall not confer upon the Participant any right to continued membership on the Company's Board of Directors.

         9. ADJUSTMENTS. The Award and the shares of Stock subject to the Award are subject to adjustment as provided in the Plan.

         10. WITHHOLDING. Participant or Beneficiary shall, no later than the date on which any share of Stock is issued to Participant or Beneficiary and as a condition to such transfer, pay to the Company in cash, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. If any taxes are required to be withheld prior to such issue of such share of Stock (for example, upon the vesting of the right to receive such share), the Company may require Participant or Beneficiary to pay such taxes timely in cash by separate payment, may withhold the required taxes from other amounts payable to Participant or Beneficiary, or may agree with Participant or Beneficiary on other arrangements for the payment of such taxes, all as the Company determines in its discretion.

         11. SECTION 83(b) NOT APPLICABLE. Because the Award does not give to Participant a present ownership right in any Stock, but only a conditional right to acquire shares of Stock in the future, Participant shall not be entitled to make a so-called "83(b) election" with respect to the shares of Stock subject to the Award.

         12. ENTIRE AGREEMENT. This Award Agreement, Appendix A attached hereto, and the Plan constitute the entire understanding between the Participant and the Company and its Subsidiaries, and supersede all other agreements, whether written or oral, with respect to the Award. The Participant agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee of the Company with respect to any question that may arise under the Plan and this Agreement.

         13. NOTICE. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail. Any notice given by the Company to the Participant directed to him at his address on file with the Company shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise or notify the Participant of the existence, maturity or termination of any rights hereunder and the Participant shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Participant's rights or privileges hereunder.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada .


                                      Nascent Wine company, Inc..

                                      BY:
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                                      PARTICIPANT:
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                                      SIGNATURE


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                                      STREET ADDRESS


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                                      CITY, STATE, ZIP CODE

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                          A _______________ CORPORATION

                    NOTICE OF EXERCISE OF STOCK OPTION ISSUED
                        UNDER THE 200__ STOCK OPTION PLAN

To:      Compensation Committee

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         I hereby exercise my Option dated __________ to purchase __________ shares of $__________ par value common stock of the Company at the option exercise price of $ per share. Enclosed is a certified or cashier's check in the total amount of $ , or payment in such other form as the Company has specified.

         I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stock transfer order may be placed with the Company's transfer agent with respect to such shares.

         I request that my shares be issued in my name as follows:

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                    (Print your name in the form in which you
                       wish to have the shares registered

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                            (Social Security Number)

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                               (Street and Number)

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                            (City) (State) (Zip Code)


Dated:                        , 200__.     Signature:
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